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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2002

                               Pharmanetics, Inc.
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             (Exact name of registrant as specified in its charter)

                                 North Carolina

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                 (State or other jurisdiction of incorporation)

                0-25133                                    56-2098302
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         (Commission file Number)                     (IRS Employer ID Number)

           9401 Globe Center Drive, Morrisville, North Carolina 27560
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     919-582-2600
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                                       NA
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On July 19, 2002, the Registrant issued the press release filed herewith as Exhibit 99.1.

Item 7. Exhibits

        (c)      Exhibits

                   Exhibit No.
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                       99.1    Press release issued on July 19, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PHARMANETICS, INC.

Date: July 19, 2002               /s/ John P. Funkhouser
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                                           John P. Funkhouser
                                           President and Chief Executive Officer